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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 APRIL 18, 2006


                       WARRIOR ENERGY SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                   0-18754              11-2904094
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                        SECTION I - REGISTRANT'S BUSINESS
                                 AND OPERATIONS


ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  (i) On April 18, 2006, we entered into an Underwriting Agreement with Raymond James & Associates, Inc., as representative of the several underwriters (the "Underwriters"), relating to the sale of an aggregate of 8,220,000 shares of our Common Stock, par value $0.0005 per share, of which 7,627,534 shares are to be issued and sold by us, and 592,466 shares are to be sold by selling stockholders. In addition, we agreed to sell to the Underwriters up to an additional 1,233,000 shares of Common Stock to cover over-allotments by the Underwriters, if any, to be issued and sold by us during the thirty (30) day period following April 18, 2006. Each Underwriter agreed, severally and not jointly, to purchase the shares from us and the selling stockholders at a purchase price of $21.855 per share. On April 21, 2006, the representative of the Underwriters notified the Company of its exercise of its option to purchase the additional 1,233,000 shares. Delivery to the Underwriters of the total of 8,860,534 shares to be sold by the Company and the 592,466 shares to be sold by the selling stockholders and payment therefore is scheduled to be made on April 24, 2006, unless otherwise designated by the representative of the Underwriters.

                  (ii) On March 15, 2006, we entered into a First Amendment to our Second Amended and Restated Credit Agreement and a First Amendment to our Second Lien Credit Agreement (collectively, the two amendments are referred to as the "First Amendments") with General Electric Capital Corporation ("GECC"). The First Amendments amended the negative covenants in our Second Amended and Restated Credit Agreement and our Second Lien Credit Agreement (collectively, the Second Amended and Restated Credit Agreement and our Second Lien Credit Agreement are referred to as the "Credit Agreements") to permit certain additional indebtedness and the creation of additional Liens (as defined in the Credit Agreements) to enable the acquisition of an aircraft.

                  (iii) On April 12, 2006, we entered into second amendments to our Credit Agreements (collectively, the second amendments are referred to as the (Second Amendments"). As to the mandatory repayment of indebtedness out of the net proceeds from any sale of our stock, other than on exercise of existing warrants and conversion rights, occurring before December 31, 2006, the Second Amendments amended the mandatory prepayment provisions of the Credit Agreements so as to grant priority as between the Credit Agreements to the repayment of indebtedness outstanding under our Second Lien Credit Agreement over the repayment of indebtedness outstanding under our Second Amended and Restated Credit Agreement. After all indebtedness outstanding under the Second Lien Credit Agreement is paid in full out of such net proceeds, any remaining net proceeds are to be applied to the prepayment of indebtedness outstanding under our Second Amended and Restated Credit Agreement.

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                  The financial covenants of the Credit Agreements were amended prohibit the Company from making capital expenditures in the fiscal year ending December 31, 2006 in excess of an aggregate of$10.0 million and in any fiscal year thereafter in an aggregate amount exceeding $6.5 million (excluding amounts financed under its capital expenditure loan facility), plus in any subsequent period the amount by which the permitted amount of capital expenditures exceeds the amount of capital expenditures expended in the prior period.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01.        OTHER  EVENTS

                  On April 18, 2006, we issued a press release announcing the pricing of our public offering of shares of our common stock. The press release is attached as an Exhibit to this Current Report.


                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired.

                  Not applicable.

                  (b) Pro forma financial information.

                  Not applicable.

                  (c) Exhibits.

                     10.1 Underwriting Agreement dated April 18, 2006 entered into with Raymond James & Associates, Inc., as representative of the several underwriters.

                     10.2 First Amendment dated March 15, 2006 to Second Amended and Restated Credit Agreement with General Electric Capital Corporation.

                     10.3 First Amendment dated March 15, 2006 to Second Lien Credit Agreement with General Electric Capital Corporation.*

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                     10.4     Second Amendment dated April 12, 2006 to Second
                              Amended and Restated Credit Agreement with General Electric Capital Corporation.

                     10.5 Second Amendment dated April 12, 2006 to Second Lien Credit Agreement with General Electric Capital Corporation.*

                     99.1     Press Release dated April 18, 2006.



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                     * To be filed by Amendment


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WARRIOR ENERGY SERVICES CORPORATION





Dated: April 24, 2006            By:  /s/ William L. Jenkins
                                      -----------------------------
                                      William L. Jenkins, President





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                                INDEX TO EXHIBITS



10.1 Underwriting Agreement dated April 18, 2006 entered into with Raymond James & Associates, Inc., as representative of the several underwriters.

10.2 First Amendment dated March 15, 2006 to Second Amended and Restated Credit Agreement with General Electric Capital Corporation.

10.3 First Amendment dated March 15, 2006 to Second Lien Credit Agreement with General Electric Capital Corporation.*

10.4 Second Amendment dated April 12, 2006 to Second Amended and Restated Credit Agreement with General Electric Capital Corporation.

10.5 Second Amendment dated April 12, 2006 to Second Lien Credit Agreement with General Electric Capital Corporation.*

99.1     Press Release dated April 18, 2006.


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* To be filed by Amendment





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